Investment objective
The Fund's investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan.

Fund facts	(as at 03/31/15)
Net asset value per share	$18.72
Market price	$16.81
Premium/discount	-10.20%
Total net assets	$ 154.00 m
Market cap	$ 138.25 m

Fund statistics
Investment adviser (date of appointment)	JF International Management, Inc. (07/22/14)
Fund manager	Shumin Huang
Listed	NYSE
Launch date	12/23/86
Shares outstanding	8,224,330
Last dividend (Ex-dividend date)	$2.6332 (December 26, 2014)
Benchmark	TAIEX Total Return Index

Fund codes
Bloomberg	TWN
Sedol	286987895
CUSIP	874036106
ISIN	US8740361063

10 year performance data	(as at 03/31/15)

Cumulative performance*						(as at 03/31/15)
%	1m	3m	YTD	1Y	3Y	5Y	10Y
The Taiwan Fund, Inc.	0.9	4.6	4.6	4.2	21.5	42.7	92.7
Market Price	-0.4	2.8	2.8	3.9	16.5	46.2	95.9
TSE Index	0.0	4.0	4.0	5.4	14.0	22.9	60.7
TAIEX Total Return IndexA	0.0	4.0	4.0	8.7	25.5	45.8	131.9
MSCI Taiwan Index	-0.7	3.9	3.9	12.4	26.4	45.0	91.6

Rolling 12 month performance*					(as at 03/31/15)
%	2015/2014	2014/2013	2013/2012	2012/2011	2011/2010
The Taiwan Fund, Inc.	4.2	16.3	0.3	-8.2	28.0
Market Price	3.91	15.3	-2.7	-6.4	34.1
TSE Index	5.4	9.7	-1.5	-9.0	18.4
TAIEX Total Return IndexA	8.7	13.0	2.20	-5.3	22.7
MSCI Taiwan Index	12.45	10.5	1.7	-5.4	21.3

Top 10 holdings	(as at 03/31/15)
Holding	Fund %
Taiwan Semiconductor Manufacturing Co., Ltd.	9.3
Hon Hai Precision Industry Co., Ltd.	5.0
Fubon Financial Holding Co., Ltd.	3.4
Cathay Financial Holding Co., Ltd	3.0
Catcher Technology Co., Ltd.	2.6
Advanced Semiconductor Engineering, Inc.	2.6
Delta Electronins, Inc .	2.5
MediaTek, Inc.	2.5
Nan Ya Plastics Corp.	2.4
Largan Precision Co., Ltd.	2.4

*	In US Dollar terms
A	TAIEX Total Return Index (prior to January 1, 2003, TAIEX Index)

Sector breakdown		(as at 03/31/15)

Sector	Fund %	BenchmarkA	Deviation
Automobile	0.0%	1.8%	-1.8%
Biotechnology & Medical Care	1.0%	0.8%	0.2%
Building Material & Construction	0.0%	1.8%	-1.8%
Cement	0.0%	1.2%	-1.2%
Chemical	0.8%	1.0%	-0.2%
Communications & Internet	2.7%	6.3%	-3.6%
Computer & Peripheral Equipment	6.5%	6.6%	-0.1%
Electric & Machinery	7.1%	1.8%	5.3%
Electrical & Cable	0.0%	0.3%	-0.3%
Electronic Parts & Components	6.6%	4.6%	2.0%
Electronic Products Distribution	0.0%	0.9%	-0.9%
Financial & Insurance	10.8%	13.6%	-2.8%
Foods	1.1%	1.8%	-0.7%
Glass & Ceramic	0.0%	0.2%	-0.2%
Information Service	0.0%	0.2%	-0.2%
Iron & Steel	0.0%	2.2%	-2.2%
Oil, Gas & Electricity	0.0%	2.6%	-2.6%
Optoelectronic	7.5%	4.5%	3.0%
Other	6.3%	3.5%	2.8%
Other Electronic	8.9%	7.0%	1.9%
Paper & Pulp	0.0%	0.3%	-0.3%
Plastics	4.0%	6.0%	-2.0%
Rubber	0.0%	1.5%	-1.5%
Semiconductor	22.2%	23.2%	-1.0%
Shipping & Transportation	2.8%	2.1%	0.7%
Textiles	3.7%	2.0%	1.7%
Tourism	0.6%	0.5%	0.1%
Trading & Consumers' Goods	3.5%	1.7%	1.8%
Cash	3.9%	0.0%	3.9%
Overall Total	100.0%	100.0%	0.0%

Review
The TAIEX rose in the early part of March but retreated on profit taking towards the month end. The TWSE closed flat, led by the sell down of technology heavyweights, resulting in the TWSE underperforming its regional peers. FINI (foreign) investors turned net sellers in March with US$1.4bn of outflow, largely trimming semiconductor and thin film transistors (TFTs). Among the sectors, rubber (-3.9%) was the worst performer, followed by ceramics (-2.7%), tourism (-2.6%), and retailing (-2.6%). The technology sector fell 1.4% month on month (MoM) with the semiconductor sub-sector being the most hard-hit, suffering a 3.7% MoM fall. The sluggish performance from the United States, along with Apple’s weakness hurt sentiment in the technology sector. Non-tech led the gains with textile and property rising 3.6% MoM and 3.5% MoM, respectively. Financials were relatively resilient, mainly driven by insurance stocks. The Fund outperformed the TSE, TAIEX and MSCI Taiwan indices in the period.

Outlook
The TAIEX has underperformed most of the Asian stock markets during 2014. In 2015, the TAIEX stands a good chance of catching-up with its neighbors, given the improved macroeconomic backdrop. The market’s risk/reward prospect continues to look favorable given sustained growth into 2015. However, while upward momentum is likely, near term consolidation is needed for a strong base to be formed. Fundamentals remain strong and valuations are still modest. We continued to trim in the industrial sector; the Fund remains overweight in technology, consumption, and underweight in telecommunications and petrochemicals.

Full portfolio holdings	(as at 03/31/15)

Holding	Market Value USD	Fund %

Semiconductor	34,127,614	22.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	14,373,298	9.3%
Advanced Semiconductor Engineering, Inc.	3,956,296	2.6%
MediaTek, Inc.	3,803,244	2.5%
Novatek Microelectronics Corp. Ltd.	1,822,435	1.2%
United Microelectronics Corp.	1,806,600	1.2%
CHIPBOND Technology Corp.	1,643,522	1.1%
Siliconware Precision Industries Co.	1,332,055	0.9%
ILI Technology Corp.	1,301,055	0.8%
ASPEED Technology, Inc.	1,264,526	0.8%
Parade Technologies Ltd.	1,008,789	0.6%
Sino-American Silicon Products, Inc.	719,553	0.5%
Nanya Technology Corp.	706,935	0.5%
Powertech Technology, Inc.	38389,306	0.2%
Financial & Insurance	16,663,445	10.8%
Fubon Financial Holding Co., Ltd.	5,237,431	3.4%
Cathay Financial Holding Co., Ltd.	4,622,244	3.0%
China Development Financial Holding Corp.	2,885,011	1.9%
E. Sun Financial Holding Co., Ltd.	1,465,881	0.9%
China Life Insurance Co., Ltd.	1,364,851	0.9%
CTBC Financial Holding Co., Ltd.	1,088,027	0.7%
Other Electronic	13,689,589	8.9%
Hon Hai Precision Industry Co., Ltd.	7,698,147	5.0%
Catcher Technology Co., Ltd.	4,046,277	2.6%
Chroma ATE, Inc.	1,276,376	0.8%
DYNACOLOR, Inc.	668,789	0.5%
Optoelectronic	11,551,307	7.5%
Largan Precision Co., Ltd.	3,703,580	2.4%
Innolux Corp.	2,511,802	1.6%
Au Optronics Corp.	2,219,799	1.4%
TPK Holding Co., Ltd.	1,917,737	1.3%
Epistar Corp.	1,198,389	0.8%
Electric & Machinery	10,887,428	7.1%
Yeong Guan Energy Technology Group Co., Ltd.	2,598,650	1.7%
Hota Industrial Manufacturing Co., Ltd.	1,882,366	1.2%
Cub Elecparts, Inc.	1,573,968	1.0%
Iron Force Industrial Co., Ltd.	1,506,040	1.0%
Yungtay Engineering Co., Ltd.	1,440,524	0.9%
Sumeeko Industries Co., Ltd.	1,142,419	0.8%
Macauto Industrial Co., Ltd.	733,461	0.5%
Electronic Parts & Components	10,176,471	6.6%
Delta Electronics, Inc.	3,900,767	2.5%
King Slide Works Co., Ltd.	2,624,736	1.7%
Zh en Ding Technology Holding Ltd.	2,428,571	1.6%
Chen Uei Precision Industry Co., Ltd.	871,205	0.6%
Compeq Manufacturing Co., Ltd.	351,192	0.2%

Full portfolio holdings (cont'd)

Holding	Market Value USD	Fund %

Computer & Peripheral Equipment	10,016,026	6.5%
Pegatron Corp.	3,083,199	2.0%
Advantech Co., Ltd.	1,881,002	1.2%
Ennoconn Corp.	1,809,380	1.2%
Posiflex Technology, Inc.	1,334,612	0.9%
Axiomtek Co., Ltd.	1,126,034	0.7%
TSC Auto ID Technology Co., Ltd.	781,799	0.5%
Other	9,637,426	6.3%
Chailease Holding Co., Ltd.	2,585,043	1.7%
Pou Chen Corp.	2,542,052	1.7%
Merida Industry Co., Ltd.	1,509,492	1.0%
Green Seal Holding Ltd.	1,301,127	0.8%
Ruentex Development Co., Ltd.	1,254,842	0.8%
KMC Kuei Meng International, Inc.	444,870	0.3%
Plastics	6,161,272	4.0%
Nan Ya Plastics Corp.	3,740,428	2.4%
Formosa Plastics Corp.	2,420,844	1.6%
Textiles	5,770,613	3.7%
Eclat Textile Co., Ltd.	2,959,012	1.9%
Makalot Industrial Co., Ltd.	2,811,601	1.8%
Trading & Consumers' Goods	5,374,836	3.5%
President Chain Store Corp.	2,491,227	1.6%
Poya Co., Ltd.	2,185,143	1.4%
Taiwan FamilyMart Co., Ltd.	698,466	0.5%
Shipping & Transportation	4,343,783	2.8%
Eva Airways Corp.	1,546,841	1.0%
China Airlines Ltd.	1,513,696	1.0%
Evergreen Marine Corp Taiwan Ltd.	1,283,246	0.8%
Communications & Internet	4,129,321	2.7%
Wistron NeWeb Corp.	2,048,449	1.3%
Sercomm Corp.	1,305,129	0.9%
HTC Corp.	775,743	0.5%
Foods	1,712,135	1.1%
Uni-President Enterprises Corp.	1,712,135	1.1%
Biotechnology & Medical Care	1,627,213	1.0%
Grape King Bio Ltd.	1,043,640	0.6%
Intai Technology Corp.	583,573	0.4%
Chemical	1,186,481	0.8%
China Steel Chemical Corp.	1,186,481	0.8%
Tourism	887,696	0.6%
TTFB Co., Ltd.	887,696	0.6%
Cash	6,064,209	3.9%
Grand Total	153,996,865	100.0%

Source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express of implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

Important Information

This document is issued and approved by JF International Management, Inc. ("JFIMI"), as investment advisor of The Taiwan Fund, Inc. (the 'Fund'). JFIMI is an investment advisor registered with the U.S. Securities and Exchange Commission. Certain information herein is believed to be reliable but has not been verified by JFIMI. JFIMI makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed end US fund and its shares are listed on the New York Stock Exchange. JFIMI has been appointed investment advisor to the Fund.

This newsletter does not constitute an offer of shares. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are bought and sold on the open market through a stock exchange. JFIMI, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell any security, including the securities, commodities, currencies or financial instruments referred to herein.

Portfolio holdings are subject to change daily.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

Discretionary investment is not risk-free. The past operating performance does not guarantee a minimum return for the discretionary investment fund. Apart from exercising the duty of care of a prudent adviser, JFIMI will not be responsible for the profit or loss of the discretionary investment fund, nor guarantee a minimum return.

•	It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.
•	Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.
•	Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund's income and the value of its investments.
•	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stock markets, and equities are less liquid. Volatility of prices can also be greater than in more developed stock markets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.